U.S. PAWN, INC.
                              7215 Lowell Boulevard
                           Westminster, Colorado 80030

                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2000


     To the shareholders of U.S. Pawn, Inc.:


     The annual meeting ("Annual Meeting") of the shareholders of U.S. Pawn, Inc. (the "Company") will be held at the law offices of Brownstein, Hyatt & Farber, Suite 2200, 410 17th Street, Denver, Colorado 80202, at 9:30 A.M. on June 13, 2000, or at any adjournment or postponement thereof, for the following purposes:

     (1) To elect one (1) director of the Company;

     (2) To transact such other business as may properly come before the Annual Meeting.

     Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 28, 2000 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment or postponement thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IF YOU DO NOT PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Ronald A. Mitola
                                           Secretary




May 3, 2000

                                 PROXY STATEMENT

                                 U.S. Pawn, Inc.
                              7215 Lowell Boulevard
                           Westminster, Colorado 80030
                            Telephone: (303) 657-3550

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 13, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of U.S. Pawn, Inc. (the "Company"), a Colorado corporation, of no par value common stock ("common stock" or "shares") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 9:30 A.M. on June 13, 2000, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about May 3, 2000. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominee for director hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect the nominee for director hereinafter named and to approve all other proposed matters.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

     The close of business on April 28, 2000, has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At such date, there were issued 3,327,785 shares of the Company's common stock, each share entitling the holder to one vote on each matter which may come before the Annual Meeting. Cumulative voting is not permitted. A majority of the issued and outstanding shares of the Company's common stock entitled to vote, represented at the Annual Meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth the holdings of common stock, by each person who, as of the date hereof, holds of record or is known by the Company to hold beneficially or of record, more that 5% of the Company's common stock, by each director, or director nominee and by all directors and officers as a group.

                                                 Shareholdings
Name and Address                            Number           Percent
----------------                            ------           -------

Charles C. Van Gundy(1)                    246,750             6.6%
7215 Lowell Blvd.
Westminster, CO  80030

Gary A. Agron(2)                            36,500             1.0%
5445 DTC Parkway, Suite 520
Englewood, CO  80111

Jack Skidell(3)                             99,469             2.6 %
500 N. Broadway #159
Jericho, NY 11753

Ross L. Murphy(4)                           17,500             0.5%
3923 S. McClintock Drive #410
Tempe, AZ 85282

Ronald A. Mitola(5)                         90,000             2.4%
7215 Lowell Blvd.
Westminster, CO 80030

Rodney W. Smith                            356,225             9.5%
P.O. Box 7022
Tyler, TX 75711

All officers and directors
as a group(five in number
(1)(2)(3)(4)(5)                            490,219            13.1%

(1) Includes currently exercisable stock options to purchase 1,250 shares at $5.13 per share until January 20, 2002, 20,000 shares at $2.06 per share until March 24, 2005, 8,000 shares at $1.70 per share until December 28, 2005, 12,500 shares at $4.38 per share until January 17, 2007, 75,000 shares at $3.24 per share until October 29, 2007, and 100,000 shares at $1.38 per share until January 3, 2009.

(2) Includes currently exercisable stock options to purchase 12,500 shares at $2.00 per share until October 23, 2000, 8,000 shares at $1.70 per share until December 28, 2005, and 10,000 shares at $2.62 per share until July 1, 2009.

(3) Includes currently exercisable stock options to purchase 12,500 shares at $3.24 per share until October 29, 2007, and 10,000 shares at $2.62 per share until July 1, 2009.

(4) Includes currently exercisable stock options to purchase 12,500 shares at $2.39 per share until August 13, 2008, and 5,000 shares at $2.62 per share until July 1, 2009.

(5) Includes currently exercisable stock options to purchase 20,000 shares at $2.06 per share until March 24, 2005 and 40,000 shares at $3.50 per share until March 4, 2008, and 30,000 shares at $1.38 per share until January 3, 2009.

                              ELECTION OF DIRECTOR

     The bylaws of the Company provide that the number of directors will be determined by the Board of Directors (the "Board"), but shall consist of at least one director and no more than nine directors. The directors are elected by the shareholders of the Company. At each annual meeting of the shareholders of the Company successors of the class of directors whose term expires at the annual meeting will be elected for a three-year term. Any director elected to fill a vacancy or newly created directorship resulting from an increase in the authorized number of directors shall hold office for a term that shall coincide with the remaining term of that class. In no case will a decrease in the number of directors shorten the term of any incumbent director. Any vacancy on the Board howsoever resulting, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. The Board of the Company consists of four directors divided into three classes.

     At the Annual Meeting, the shareholders will elect one (1) Class III director of the Company. Jack Skidell has served the Company as a director since 1997. If elected, he will hold office until the annual meeting to be held in the year 2003 and thereafter until his successor is elected and has qualified. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the person named above as a director of the Company. The nominee has consented to be named herein and to serve if elected.

     It is not anticipated that the nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

     The following table sets forth certain information as to the nominee's age, positions with the Company, and the year when the nominee first became an officer or director of the Company.

                                                                    Officer or
                                                                     Director
Name                       Age                       Office           Since
----                       ---                       ------           -----

Jack Skidell(1)            57                       Director           1997

(1)      Class III director

------------

     Jack Skidell has been President and sole shareholder of Colin Winthrop & Co., Inc., a New York based broker- dealer, registered under Section 15 of the Securities Exchange Act of 1934 since 1990. In addition, Mr. Skidell was President of Shelter Rock Securities Corporation, a broker-dealer registered under Section 15 of the Securities Exchange Act of 1934 which voluntarily ceased to do business as a broker-dealer in 1990. He devotes such time as is necessary to the Company's affairs.

                       DIRECTORS NOT STANDING FOR ELECTION

     The members of the Board of Directors who are not standing for election at the Annual Meeting are set forth below:
                                                                      Officer or
                                                                       Director
     Name                  Age               Office                     Since
     ----                  ---               ------                     -----

Charles C. Van Gundy(2)    47       President, Chief Executive           1994
                                    Officer, Chief Financial Officer,
                                    and Director

Gary A. Agron(1)           55       Director                             1989

Ross L. Murphy(1)          48       Director                             1998

(1)      Class II director

(2)      Class III director

------------

     Charles C. Van Gundy has been employed by the Company since January 1992. His positions within the Company have included Vice President of Accounting, Vice President and Chief Financial Officer, and Secretary. Mr. Van Gundy currently serves as the Company's President, Chief Executive Officer, and Chief Financial Officer and is responsible for the overall operations of the Company. Mr. Van Gundy earned his Bachelor of Science degree in accounting and finance from Metropolitan State College of Denver in 1979, and subsequently studied law at the University of San Diego School of Law until 1981. From 1982 to 1992 he served as an accounting officer for various mutual fund, high technology and economic redevelopment organizations. Since August of 1996, he has also been director and officer of Medical Management Systems, Inc., a publicly-held company currently seeking acquisition opportunities. From November 1995 until May 1997, Mr. Van Gundy was a director and officer of Lahaina Acquisitions, Inc., a publicly-held company seeking acquisition opportunities. He devotes substantially all of his time to the Company's affairs.

     Gary A. Agron earned his Bachelor of Arts degree from the University of Colorado in 1966 and his Juris Doctorate degree from the University of Colorado School of Law in 1969. Since 1969, he has been engaged in the private practice of law in Denver, Colorado, and since 1974, has specialized exclusively in securities law. Mr. Agron has acted as the Company's securities counsel since 1988. He is a director of Xedar Corporation, a publicly-held high technology research and development firm and Meadow Valley Corporation, a publicly-held heavy construction contractor. He devotes such time as is necessary to the Company's affairs.

     Ross L. Murphy has been the Chief Executive Officer and Chairman of the Board of Directors of BancPro Inc., an OTC Bulletin Board specialty lender company in Tempe, Arizona since 1994. Mr. Murphy earned his Bachelor of Business Administration Degree from the University of Texas in 1973. He owned and managed a chain of retail furniture stores for 16 years. Mr. Murphy later acquired Haymco Marketing, which he successfully ran for three years and sold. Mr. Murphy is also currently an investment banker with Eaton Mews in Tempe, Arizona and is responsible for raising capital for BancPro, Inc. He devotes such time as is necessary to the Company's affairs.

Directors' Fees and Compensation

     Each non-employee director receives a fee of $1,000 for each meeting of the Board attended and $500 for each meeting of a committee of the Board attended. In addition, each director is granted an option to purchase 12,500 common shares of the Company at the fair market value of the underlying securities on the date of grant at the time each director initially joins the Board.

Board Committees

     The Board has two standing committees. The Compensation Committee reviews compensation paid to management and recommends to the Board appropriate executive compensation. The Audit Committee reviews internal controls, recommends to the Board the engagement of the Company's independent certified public accountants, reviews with such accountants the plan for and results of their examination of the consolidated financial statements of the Company, and determines the independence of such accountants. Messrs. Agron, Murphy and Skidell serve as members of the Compensation Committee. Messrs. Van Gundy, Agron and Murphy serve as members of the Audit Committee.

                               EXECUTIVE OFFICERS

     The following table lists the executive officers of the Company as of the date hereof and the capacities in which they serve.

  Name                       Age           Position
  ----                       ---           --------

  Charles C. Van Gundy       47            President, Chief Executive Officer
                                           Chief Financial Officer

  Ronald A. Mitola           44            Vice President of Operations
                                           Secretary

     Biographical information with respect to Mr. Van Gundy is provided under "Directors not Standing for Election".

     Ronald A. Mitola has been employed by the Company since May of 1992 and has over ten years experience in the pawn industry. In July of 1994, he became General Manager responsible for the day to day operations of the Company's store locations. In January of 1997, he was promoted to Vice President of Operations and was elected to the office of Secretary in November of 1997. He devotes substantially all of his time to the Company's affairs.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

     The Company's executive officers and directors are required to file under the Securities Exchange Act of 1934 reports of ownership and changes of ownership in securities of the Company with the Securities and Exchange Commission. Based solely upon copies of such reports and information provided to the Company by individual executive officers and directors, the Company believes that during the year ended December 31, 1999 all executive officers and directors complied with such reporting requirements.

                                  COMPENSATION

Executive Remuneration

     The following tables set forth compensation with respect to the chief executive officer of the Company for the fiscal years indicated in each table:

                           SUMMARY COMPENSATION TABLE
                                                                    Long-Term
                           Fiscal                    Other        Compensation
Name and Position           Year      Salary     Compensation   Stock Options(#)
-----------------           ----      ------     ------------   ----------------

Charles C. Van Gundy (1)    1999     $150,000         -0-           100,000
President, Chief Executive  1998      150,000         -0-               -0-
Officer, Chief Financial    1997      125,000         -0-            87,500
Officer and Secretary


(1) Mr. Van Gundy was elected President and Chief Executive Officer on October 29, 1997. Prior to October 29, 1997, Mr. Van Gundy served as the Company's Chief Financial Officer and Secretary.


                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                       Potential Realizable
                             % of                                     Value at Assumed Annual
                             Total     Exercise                        Rates of Stock Price
                            Granted      Price                        Appreciation for Option
                 Options   in Fiscal   per Share    Expiration                Term
Name             Granted     Year       ($/Sh)      Date               5%($)           10%($)
----             -------     ----      ---------    ----------        ------           ------

Charles C.       100,000      77%        $1.38        1-3-09         $86,787          $219,936
  Van Gundy

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                                  Value of Unexercised
                                                Number of Unexercised Options    In-the-Money Options at
                  Shares Acquired                    At Fiscal Year End              Fiscal Year End(2)
Name     on Exercise(#)    Value Realized($)(1)   Exercisable Unexercisable     Exercisable      Unexercisable
----     --------------    -------------------    ----------- -------------     -----------      -------------

Charles C.
Van Gundy      -0-               $   -0-             216,750       -0-            $10,500           $   -0-


(1) Represents the difference, if any, between the market value of the Company's common stock at exercise and the exercise price of the options.

(2) Represents the difference, if any, between the market value of the Company's common stock on December 31, 1999 and the exercise price of the options.

Employment Agreements

     The Company and Mr. Van Gundy have entered into an employment agreement, the term of which runs through December 31, 2000. Provisions of the agreement include: (i) an annual base salary of $150,000; (ii) the right to receive incentive compensation during each fiscal year covered by the agreement up to a maximum of 50% of annual base salary and as determined by criteria set by the Board; (iii) an option to purchase 75,000 common shares of the Company at an exercise price of $3.24 per share, which in the event of a change in control of the Company or constructive termination, Mr. Van Gundy could cause the Company to repurchase at a price equal to the difference between the exercise price and the closing price of the Company's common stock on the effective date of termination or to extend the exercisability of the option under other circumstances; (iv) grants of options to purchase 100,000 and 75,000 common shares of the Company vesting in fiscal years 1999 and 2000, respectively, which in the event of a change in control of the Company or constructive termination, Mr. Van Gundy could cause the Company to repurchase at a price equal to the difference between the exercise price and the closing price of the Company's common stock on the effective date of termination or to extend the exercisability of the option under other circumstances; (v) continuation of salary payments for the greater of the remainder of the term of the agreement or for one year and a lump sum payment equal to 50% of annual base salary in the event of termination without cause by the Company as defined in the agreement;
(vi) continuation of salary payments equal to one year's salary in the event of a change in control of the Company; and (vii) continuation of salary payments during periods of disability as defined in the agreement.

     The Company and Mr. Mitola have entered into an employment agreement, the term of which runs through December 31, 2001. Provisions of the agreement include: (i) an annual base salary of $90,000; (ii) the right to receive incentive compensation during each fiscal year covered by the agreement up to a maximum of 50% of annual base salary and as determined by criteria set by the Board; (iii) an option to purchase 40,000 common shares of the Company at an exercise price of $3.50 per share, which in the event of a change in control of the Company or constructive termination, Mr. Mitola could cause the Company to repurchase at a price equal to the difference between the exercise price and the closing price of the Company's common stock on the effective date of termination or to extend the exercisability of the option under other circumstances; (iv) grants of options to purchase 30,000 common shares of the Company vesting in each of fiscal years 1999, 2000 and 2001, which in the event of a change in control of the Company or constructive termination, Mr. Mitola could cause the Company to repurchase at a price equal to the difference between the exercise price and the closing price of the Company's common stock on the effective date of termination or to extend the exercisability of the option under other circumstances; (v) continuation of salary payments not to exceed more than an aggregate amount equal to one year's salary in the event of termination without cause by the Company as defined in the agreement or in the event of a change in control of the Company; and (vi) continuation of salary payments during periods of disability as defined in the agreement.

Stock Options and Warrants

     On December 14, 1988, the Company's shareholders approved an Incentive Stock Option Plan (the "Plan") for the benefit of the Company's employees. The Company believes that the Plan provides an appropriate incentive to certain employees to maintain a continued interest in the operation and future of the Company. The terms of the Plan provide that the Company is authorized to grant options to purchase shares of common stock to selected employees including officers and directors upon the unanimous consent of all of the Company's directors. The Company will select the optionees and determine the terms and conditions of the stock option grant. However, the purchase price to be paid by optionees for the option shares will not be less than the fair market value of the option shares on the date of grant. Employees owning more than 10% of the outstanding shares of any class of securities of the Company must be granted options at a purchase price of at least 110% of the fair market value of the shares on the date of the grant. No option can be exercised for a period of twelve months following the date of grant, and the employee must exercise options during employment or within 30 days of termination of employment. The Company has registered the shares underlying the options under the Securities Act of 1933, as amended, so that the shares will be free trading when issued. The options are granted for a term of six years, and during such term, may be exercised 33.3% after one year and an additional 33.3% during each of the succeeding two years. A total of 125,000 shares of the Company's authorized but unissued common stock had been reserved for possible issuance pursuant to the Plan. On March 25, 1995, the Company's Board of Directors increased the number of shares of the Company's authorized but unissued common stock reserved for possible issuance pursuant to the Plan to 275,000 shares. On July 25, 1995, the Company registered the increase in shares reserved for possible issuance pursuant to the Plan. To date, options totaling 388,040 shares have been issued under the Plan, exercisable at $0.68 to $5.12 per share, options totaling 107,874 shares have been exercised at $0.68 to $2.56 per share and options totaling 122,999 have expired, leaving options totaling 157,167 shares outstanding.

     On July 21, 1995, the Company established the 1995 Directors' Stock Option Plan (the "Directors' Plan"). The Directors' Plan was approved by the shareholders on June 22, 1996. The Company believes that the Directors' Plan will enhance stockholder investment by attracting, retaining and motivating directors of the Company and to encourage stock ownership by such directors by providing a means to acquire a proprietary interest in the Company's success. On July 21, 1995, each director then serving was granted options to purchase up to 15,000 shares of the Company's common stock in equal installments over a three year period beginning September 30, 1995 at prices not less than the fair market value of the option shares on the date of grant and exercisable for no more than ten years from date of grant. Any director owning more than 10% of the total combined voting power of all classes of stock of the Company must be granted options at a purchase price of a least 110% of the fair value of the option shares on the date of grant. Each installment granted to each director was subject to further limitation based upon the Company achieving certain percentages of after tax net income to total revenues for the three fiscal years ending September 30, 1995 and December 31, 1996 and 1997. For the years ended September 30, 1995 and December 31, 1996 and 1997, each director participating in this arrangement as been issued options to purchase a total of 8,000 shares of the Company's Common Stock at $1.70 per share exercisable any time until December 28, 2005. On October 29, 1997, Messrs. Honigsfeld and Skidell were granted an option to purchase 12,500 common shares of the Company exercisable at $3.24 per share until October 29, 2007 in consideration of their appointment to the Board. Effective August 13, 1998, Mr. Murphy was granted an option to purchase 12,500 common shares of the Company exercisable at $2.39 per share until August 13, 2008. To date, options totaling 140,000 shares have been issued under the Directors' Plan, exercisable at $1.70 to $3.24 per share, options totaling 24,000 have been exercised at $1.70 per share and options totaling 62,500 shares have expired, leaving options totaling 53,500 shares outstanding.

     On January 27, 1996, the Company adopted the 1996 Consultant's Stock Option Plan (the "Consultant Plan") under which 500,000 shares of the Company's common stock have been reserved for issuance at prices not less than 75% of the fair market value of the option stock on the date of grant. On February 7, 1996, the Company registered all shares reserved under the Consultant Plan. The Company believes that the Consultant Plan will enhance stockholder investment by attracting, retaining and motivating consultants and employees of the Company and encouraging stock ownership by such consultants and employees by providing a means to acquire a proprietary interest in the Company's success. To date, options totaling 475,000 shares have been issued under the Consultant's Plan, exercisable at $1.38 to $3.50 per share, options totaling 300,000 shares have been exercised at $1.50 to $3.50 per share, leaving options totaling 175,000 shares outstanding.

     No retirement, pension, profit sharing or other similar program has been adopted by the Company. Except as stated above, no warrants or options have been granted to any officer, director or other employee of the Company. In the future, the Company may offer stock bonus and profit sharing or pension plans to the employees or executive officers of the Company in such amounts and upon such conditions as the Board of Directors may determine in its sole discretion.

                              CERTAIN TRANSACTIONS

     The Company was indebted at December 31, 1999 in the aggregate amount of approximately $186,000 for loans advanced to the Company by shareholders and/or employees. These loans are unsecured, bear interest between 10% and 15% per annum, were used for working capital and are due on dates ranging from March 2000 to February 2001. The terms of the loans are believed to be as fair as terms which could have been obtained in arm's length transactions with unaffiliated third parties.

     Mr. Agron, a director of the Company, performs legal services on the Company's behalf. Mr. Agron received legal fees from the Company totaling approximately $76,000 and $4,000 during 1999 and 1998, respectively.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Ehrhardt, Keefe, Steiner & Hottman, P.C., Certified Public Accountants and Consultants, conducted the audit of the Company's financial statements for the years ended December 31, 1999 and 1998. The firm performed no accounting services for the Company other than the audit of its financial statements. It is the Company's understanding that Ehrhardt, Keefe, Steiner & Hottman, P.C. is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by a firm, nor do they consider the effect, if any, of such services on audit independence.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

     Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

     Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgement.

     The above notice and Proxy Statement are sent by order of the Board of Directors.



                                                  Ronald A. Mitola
                                                  Secretary
May 3, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                                 U.S. PAWN, INC.
                            TO BE HELD JUNE 13, 2000

     The undersigned hereby appoints Charles C. Van Gundy as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of U.S. Pawn, Inc. held of record by the undersigned on April 28, 2000, at the Annual Meeting of Shareholders to held June 13, 2000, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTOR

    FOR THE NOMINEE listed below             WITHHOLD AUTHORITY to vote
    (except as marked to the                 for the nominee listed below ______
    contrary below)           ______

    Jack Skidell              ______


   INSTRUCTIONS: To withhold authority to vote for the nominee, mark the space after the nominee's name as listed above.

2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

     It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) ABOVE.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated: _______________                    ______________________________________
                                                         Signature
PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.                       _______________________________________
                                                   Signature, if held jointly

     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____